Exhibit 10.2


                         EXECUTIVE EMPLOYMENT AGREEMENT


         THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of March 12, 2001 (the "Effective Date"), between Hershey Foods Corporation, a Delaware corporation together with its successors and assigns permitted under this Agreement ("Employer"), and Richard H. Lenny (the "Executive").

         1. TERM. Subject to earlier termination as provided herein, Employer hereby agrees to employ and continue in its employ the Executive, and the Executive hereby accepts such employment and agrees to remain in the employ of Employer, for the period commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the day following the Effective Date and each day thereafter, the term of the Executive's employment under this Agreement shall be extended automatically for one (1) additional day, creating a new three-year term commencing as of each day until such date on which either the Board of Directors of Employer (the "Board"), on behalf of Employer, or the Executive gives written notice to the other, in accordance with Section 16(b), below, that such automatic extension of the Executive's employment under this Agreement shall cease, in which event, as of the effective date of such notice, the term of employment shall become a fixed three-year term. Any such notice shall be effective immediately upon delivery. The term of the Executive's employment as provided in this Section 1 shall be hereinafter referred to as the "Term."

         2.       DUTIES.

                  (a)  EXECUTIVE'S  POSITIONS  AND  TITLES.  Commencing  on  the
Effective Date, the Executive's positions and titles shall be President and Chief Executive Officer of Employer. At or prior to Employer's 2002 annual meeting of stockholders, tentatively scheduled for April 2002, the Executive shall be elected to the additional office of Chairman of the Board in accordance with, and subject to the provisions of, Section 2(d) hereof.

                  (b) EXECUTIVE'S DUTIES. Executive shall report directly to the Board. As Chief Executive Officer of Employer, Executive shall have active and general supervision and management over the business and affairs of Employer and shall have full power and authority to act for all purposes for and in the name of Employer in all matters except where action of the Board is required by law, the By-laws of Employer, or resolutions of the Board.

                  (c) BUSINESS TIME. The Executive agrees to devote substantially all of his business time to the business and affairs of Employer and to use his best reasonable efforts to perform faithfully and efficiently the duties and responsibilities assigned to the Executive hereunder, subject to periods of vacation and sick leave to which he is entitled and subject to the understanding that for the period from the Effective Date to April 3, 2001 the Executive shall be in a transition period during which his time spent on the business and affairs of Employer shall be subject to his personal and other business schedules. Notwithstanding the foregoing, Executive may serve on civic or charitable boards or committees and manage his personal investments and affairs to the extent such activities do not interfere with the performance of his duties and responsibilities hereunder. After consultation with the Board or the Compensation


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and Executive Organization  Committee (the "Compensation  Committee") thereof as to appropriateness with regard to the Executive's duties and responsibilities to Employer, the Executive may also serve on corporate boards of directors of corporations which do not compete, as described in Section 11(b), with Employer. In no event during the Term will Executive invest in any business which competes with Employer; provided, that nothing in this Agreement shall be construed to prohibit the Executive from investing in up to 2% of the stock of any corporation the stock of which is listed on a national securities exchange or on the Nasdaq National Market quotation system.

                  (d) BOARD SERVICE. Upon the Effective Date, the Executive will be appointed as a member of the Board. Provided that the Executive's employment with Employer has not previously been terminated, the Executive will be nominated for election as a member of the Board at Employer's 2001 annual meeting of the stockholders and at each subsequent annual meeting of stockholders during the Term. If so appointed and elected, the Executive agrees that: (i) he will serve as a member of the Board and (ii) after Employer's 2002 annual meeting of the Stockholders, or if sooner elected by the Board, he will serve as Chairman of the Board.

         3.       COMPENSATION AND BENEFITS.

                  (a) BASE SALARY. During the Term, the Executive shall receive a base salary ("Base Salary"), paid in accordance with the normal payroll practices of Employer, at an annual rate of $750,000. The Base Salary shall be reviewed from time to time in accordance with Employer's policies and practices, but no less frequently than once annually and may be increased, but not decreased, at any time and from time to time by action of the Board or the Compensation Committee.

                  (b) ANNUAL BONUS PROGRAMS. In addition to the Base Salary, the Executive shall be eligible to participate throughout the Term in such annual bonus plans and programs ("Annual Bonus Programs"), as may be in effect from time to time in accordance with Employer's compensation practices and the terms and provisions of any such plans or programs, such as Employer's Annual Incentive Program (the "AIP") of the Key Employee Incentive Plan (the "KEIP"); provided that the Executive's eligibility for and participation in each Annual Bonus Program shall be at a level and on terms and conditions consistent with those for other senior executives of Employer. If the Executive achieves his target performance goals, as determined by the Compensation Committee on an annual basis, the Executive shall have a target annual bonus under such Annual Bonus Programs equal to eighty percent (80%) of Base Salary, and a maximum annual bonus equal to one hundred sixty percent (160%) of Base Salary. Unless Executive's employment is terminated for Cause or by the Executive without Good Reason prior to the normal annual bonus payment date for the 2001 year under Employer's compensation practices, Executive shall receive an annual bonus for such year equal to at least the target annual bonus of $600,000.

                  (c) LONG TERM INCENTIVE PROGRAMS. In addition to the Base Salary and participation in the Annual Bonus Programs, the Executive shall be eligible to participate throughout the Term in such long term bonus plans and programs including, without limitation, stock option, restricted stock unit, performance stock unit and other similar programs ("Long Term Bonus Programs"), as may be in effect from time to time in accordance with Employer's

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compensation  practices  and the  terms  and  provisions  of any  such  plans or programs, such as Employer's Long Term Incentive Program (the "LTIP") of the KEIP; provided that the Executive's participation in each Long Term Bonus Program shall be at a level and on terms and conditions consistent with participation by other senior executives of Employer. Executive's LTIP target bonus for the 2001-2003 performance cycle shall have a present value equal to two hundred percent (200%) of Base Salary and shall be determined at such times and in such manner as is consistent with the treatment of other senior executives of Employer and with the provisions of the LTIP.

                  (d)      INITIAL EQUITY BASED INCENTIVE COMPENSATION.

                           (i)      INITIAL OPTION GRANTS.

                                    (A)  Executive   shall  be  awarded  on  the
                  Effective Date grants of ten-year options ("Initial Option Grant") to purchase 400,000 shares of the common stock of Employer (one for 169,300 shares and one for 230,700 shares) in accordance with the forms of stock option agreement attached as Exhibits A-1 and A-2 hereto.

                                    (B) Executive  shall be awarded:  (I) on the
                  Effective Date, a grant of ten-year options to purchase 25,000 shares of common stock and (II) during 2002, at such time as is consistent with the treatment of other senior executives of Employer, a grant of ten-year options to purchase 50,000 shares of common stock. Such options shall be granted in accordance with the policies and practices of Employer as in effect from time to time with respect to stock options granted to other senior executives of Employer under the LTIP.

                           (ii)  INITIAL   RESTRICTED  STOCK  UNIT  GRANTS.   In
         recognition of certain compensation forfeited as a result of Executive's resignation from his prior employment, the Executive shall be awarded deferrable restricted stock units ("Initial Restricted Stock Unit Grant"), vesting 50% of such units on each of the first and second anniversaries of the Effective Date, in accordance with the forms of restricted stock unit award attached hereto as Exhibits B-1 and B-2. 50,000 of the units will be awarded on the Effective Date and the remainder will be awarded on January 2, 2002. If the Executive's employment under this Agreement terminates before January 1, 2002 for any reason other than termination by Employer for Cause or by the Executive without Good Reason, the Fair Market Value (as defined in the
         KEIP) determined as of the Date of Termination of the remaining shares underlying the restricted stock units which would have been awarded on January 2, 2002 will be paid to the Executive in cash immediately following the Date of Termination. The aggregate number of restricted stock units to be awarded pursuant to this Section 3(d)(ii) shall be determined by reference to the fair market value of the forfeited compensation and the Employer's common stock determined by reference to closing prices as reported in the New York Stock Exchange Composite Transactions Report for March 9, 2001.

                  (e) OTHER INCENTIVE PLANS. During the Term, the Executive shall be eligible to participate, subject to the terms and conditions thereof, in all incentive plans and programs,

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including,  but not limited to, such cash and deferred  bonus programs as may be in effect from time to time with respect to senior executives employed by Employer on as favorable a basis as provided to other similarly situated senior executives so as to reflect the Executive's responsibilities.

                  (f)      DEFERRAL OF NON-DEDUCTIBLE COMPENSATION.

                           (i) The Executive agrees that all compensation, except the Initial Option Grant, the Initial Restricted Stock Unit Grant, and his guaranteed 2001 minimum bonus under the Annual Bonus Program, shall be subject to Employer's compensation deferral policy which requires that the Executive defer receipt of compensation in excess of $1 million that is not deductible for federal income tax purposes in any given taxable year to the taxable year in which such compensation would be deductible by Employer (unless Executive has elected to continue deferral to a later date under an applicable deferred compensation plan).

                           (ii) The Initial Option Grant, the Initial Restricted Stock Unit Grant, and Executive's guaranteed 2001 minimum target bonus under the Annual Bonus Program shall not be subject to such Employer compensation deferral policy, except as Employer and Executive agree at least 180 days prior to the date any such amount becomes due and payable to Executive, to defer such payment in accordance with such policy.

                  (g) SUPPLEMENTAL RETIREMENT BENEFIT. The Executive shall participate in Employer's Amended and Restated (1999) Supplemental Executive Retirement Plan, as amended from time to time (the "SERP Program"). The terms and conditions of the SERP Program shall govern any supplemental retirement benefit accrued by the Executive, except as set forth below:

                           (i)      ACCRUAL OF SUPPLEMENTAL RETIREMENT BENEFIT.

                                    (A)  For  the  period   commencing   on  the
                  Effective Date and ending on the Executive's 55th birthday, the supplemental retirement benefit shall accrue based on 37.5% multiplied by a fraction, the numerator of which shall be the number of full and fractional years of service from the Effective Date to the date in question and the denominator of which shall be 5.82. For purposes of this Section 3(g)(i), a year of service shall mean 365 days commencing on the Effective Date and each anniversary thereof.

                                    (B)  For  the  period   commencing   on  the
                  Executive's 55th birthday and ending on his 60th birthday, the supplemental retirement benefit shall accrue at the rate of 3.5% for each year of service commencing on his 55th birthday, with pro-rata accrual for a fractional year of employment.

                                    (C) The accrual  percentages  as  determined
                  pursuant to paragraphs (A) and (B) of this Section 3(g)(i) above shall apply in lieu of the accrual percentages set forth in Sections 4.a.(1) and 4.b.(1) of the SERP Program and, accordingly, shall be multiplied by the Executive's Final Average

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                  Compensation (as defined in the SERP Program) to determine the supplemental retirement benefit pursuant to this Section 3(g)
                  (i).

                           (ii) VESTING; ELIGIBILITY. Executive shall at all times be fully vested in his accrued supplemental retirement benefit and shall be deemed to have satisfied all requirements for eligibility for such benefit; provided, however, that, in the event of the termination of Executive's employment prior to his 55th birthday either
         (A) by Employer for Cause or (B) by the Executive without Good Reason, the Executive shall not be entitled any supplemental retirement benefit under the SERP Program.

                           (iii) OFFSET. For purposes of the offset provided for
         in Section 4.a.(2) and 4.b.(2), as applicable, of the SERP Program, the offset for any defined benefit pension plan maintained by the Executive's prior employers shall be determined by multiplying any such defined benefit receivable by the Executive from any prior employer by a fraction, the numerator of which is the percentage of his Final Average Compensation which had accrued under Section 3(g)(i) above as of the Date of Termination (as hereinafter defined) and the denominator of which is 55%, provided, however, that such fraction shall never be greater than 1.

                           (iv) COORDINATION WITH EXECUTIVE BENEFITS PROTECTION PLAN ("EBPP"). In the event of a Change in Control as defined in the EBPP, the Executive shall be credited with an additional three years of service as provided under the EBPP, which shall be credited in the manner described in Section 3(g)(i) above and added to the actual credited service determined in accordance with paragraphs (A) and (B) of Section 3(g)(i) above, and in no event shall such additional service be diminished by actual credited service subsequent to the Change in Control; provided that in no event shall the aggregate number of years of service credited for purposes of Section 3(g)(i) above exceed 10.82. Such additional service shall be added first to actual service pursuant to paragraph (A) of Section 3(g)(i) until the sum of all years of credited service equals 5.82 and then any such additional service remaining shall be added as service under paragraph (B) of Section 3(g)(i) above, for purposes of determining the supplemental retirement benefit under Section 3(g).

                           (v) Anything to the contrary notwithstanding, if for any reason Executive's supplemental retirement entitlements under the SERP Program, as may be enhanced in accordance with the EBPP, are less than the benefit provided pursuant to this Section 3(g) based on the SERP Program and the EBPP as in effect on the Effective Date, whether due to amendment or termination of either or both of those plans, then to the extent of such difference he shall be provided such benefit under this Section 3(g) as if there had been no such amendment or termination of either of those plans.

                  (h) OTHER PENSION AND WELFARE BENEFIT PLANS. During the Term, the Executive and/or the Executive's dependents, as the case may be, shall be eligible to participate in all pension and similar benefit plans (qualified, non-qualified and supplemental), profit sharing, ESOP, 401(k), medical and dental, disability, group and/or executive life, accidental death and travel accident insurance, and all similar benefit plans and programs of Employer, subject to the

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terms and  conditions  thereof,  as in effect from time to time with  respect to senior executives employed by Employer so as to reflect the Executive's responsibilities.

                  (i) PERQUISITES. During the Term, the Executive shall be entitled to participate in perquisite programs, as such are made available to senior executives of Employer.

                  (j) EXPENSES. During the Term, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him in accordance with the policies and practices of Employer as in effect from time to time. Employer will pay all reasonable professional expenses up to a maximum of $50,000 incurred by the Executive in connection with the negotiation and preparation of this Agreement.

                  (k) VACATION. During the Term, the Executive shall be entitled to paid vacation in accordance with the policies and practices of Employer as in effect from time to time with respect to senior executives employed by Employer, but in no event shall such vacation time be less than five weeks per calendar year.

                  (l) CERTAIN AMENDMENTS. Nothing herein shall be construed to prevent Employer from amending, altering, eliminating or reducing any plans, benefits or programs so long as the Executive continues to receive compensation and benefits consistent with Sections 3(a) through (k).

                  (m) RELOCATION EXPENSES. From April 2001 through the earlier of December 31, 2001 or his relocation to permanent housing, the Executive shall be reimbursed for reasonable living expenses in the Hershey, Pennsylvania area, including apartment and furniture rental. Employer will pay all costs of relocation of the Executive and his family to the Hershey, Pennsylvania area in accordance with Employer's relocation policy for transferred employees. The reimbursement of expenses pursuant to this Section 3(m) shall be provided on a tax grossed-up basis as provided in the policy.

                  (n) MINIMUM STOCK OWNERSHIP. Executive shall be subject to, and shall comply with, the stock ownership guidelines of Employer.

                  (o) INITIAL PURCHASE OF STOCK. The Executive shall purchase from Employer and Employer shall cause to be sold to Executive for his own account 3,000 shares of Employer's common stock at the fair market value (as defined under the KEIP) of the common stock of Employer on the Effective Date.

         4.       TERMINATION.

                  (a) DISABILITY. Either the Executive or Employer may terminate Executive's employment, after having established the Executive's Disability, by giving notice of his or its intention to terminate the Executive's employment, and the Executive's employment with Employer shall terminate effective on the 90th day after such notice (the "Disability Effective Date"). For purposes of this Agreement, the Executive's "Disability" shall occur and shall be deemed to have occurred only in the event that the Executive suffers a disability due to illness or injury which substantially and materially limits the Executive from performing each of the essential functions of the Executive's job, even with reasonable accommodation, for a continuing

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period of 180 days, and he becomes entitled to receive disability benefits under the long-term disability plan offered by Employer to its exempt employees.

                  (b)      CAUSE.

                           (i) Employer may terminate the Executive's employment for Cause, if "Cause" as defined below exists. For purposes of this Agreement, "Cause" means with respect to the Executive:

                                    (A) Executive's  willful and continued gross
                  neglect of duties with the Company (other than any such occurrence resulting from incapacity due to physical or mental illness), after a written demand is delivered to him by the Board which specifically identifies the manner in which the Board believes that the Executive has been in gross neglect of his duties; or

                                    (B)  Executive's  being  guilty of willfully
                  committing a felony or other serious crime under any Federal, state or local law of the United States or Executive's gross misconduct which, in either case, is materially and demonstrably injurious to the Company.

                           (ii) For purposes of this Section 4(b), no act or failure to act, on the part of the Executive, shall be considered willful unless it is done, or omitted to be done, by him in bad faith and without reasonable belief that his action or omission was in the best interests of the Company. A termination for Cause shall not take effect unless the provisions of this subclause (ii) are complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within 90 days of the Board's learning of such act or acts or failure or failures to act. The Executive shall have ten calendar days after the date that such written notice has been given to the Executive in which to cure such conduct. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Board, and, thereafter, upon a determination by affirmative vote of no fewer than three-quarters of the members of the Board that Cause exists, he shall be terminated for Cause.

                  (c)      GOOD REASON.

                           (i) The Executive may terminate the Executive's employment at any time for Good Reason. For purposes of this Agreement, "Good Reason" means any of the following actions by the Employer without Executive's written consent:

                                    (A) The  assignment  to the Executive of any
                  duties inconsistent with his position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, all as in effect immediately following the Effective Date, or any other action by Employer which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by Employer promptly after receipt of notice thereof given by the Executive;

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                                    (B) The  failure  to  elect  the  Executive
                  to the additional office of Chairman of the Board at or prior to the 2002 annual meeting of stockholders;

                                    (C) Any  material  breach by  Employer  of a
                  material provision of this Agreement, including, without limitation, a reduction in Executive's Base Salary or target bonus opportunity or failure to provide incentive opportunities as provided in Section 3(c), and excluding for this purpose any action, or failure to act, not taken in bad faith and which is remedied by Employer promptly after receipt of notice thereof given by the Executive;

                                    (D)  Any  termination  of  the  EBPP  or the
                  amendment of the EBPP that eliminates or reduces Executive's benefits thereunder in connection with a Change in Control (as defined under the EBPP) without substituting a plan or arrangement that provides Executive equivalent or more favorable benefits in connection with a Change in Control than provided under the EBPP, immediately prior to such amendment or termination, excluding for this purpose any action, or failure to act, not taken in bad faith and which is remedied by Employer promptly after receipt of notice thereof by the Executive;

                                    (E) Employer's requiring the Executive to be
                  based at any office or location that is more than 50 miles from his office or location in Hershey, Pennsylvania, as of the Effective Date;

                                    (F) Employer's  giving  notice to the
                  Executive to stop further operation of the evergreen feature described in Section 1, above; or

                                    (G) the failure of the Company to obtain the
                  assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of Employer within 15 days after a merger, consolidation, sale or similar transaction.

                           (ii) A termination for Good Reason shall not take effect unless the provisions of this subclause (ii) are satisfied. Executive shall give Employer written notice of his intention to terminate his employment for Good Reason, such notice: (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Good Reason is based and (B) to be given within 90 days of the Executive's learning of such act or acts or failure or failures to act. Employer shall have ten calendar days after the date that such written notice has been given by the Executive in which to cure such conduct. If Employer fails to cure such conduct, Executive shall be deemed to have terminated his employment for Good Reason.

                  (d) TERMINATION BY EXECUTIVE WITHOUT GOOD REASON. Executive may, at any time without Good Reason, by at least 30 days' prior notice, voluntarily terminate this Agreement without liability. Executive's voluntary termination is not a breach of this Agreement.

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                  (e) NOTICE OF TERMINATION.  Any termination of the Executive's employment by Employer for Disability, for or without Cause or by the Executive for Disability or for or without Good Reason shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 16(b). For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon; (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated; and (iii) specifies the Date of Termination (defined below).

                  (f) DATE OF TERMINATION. "Date of Termination" means the date of actual receipt of the Notice of Termination or any later date specified therein (but not more than fifteen (15) days after the giving of the Notice of Termination), or the date of Executive's death, as the case may be; provided that (i) if the Executive's employment is terminated by Employer for any reason other than Cause or Disability, the Date of Termination is the date on which Employer notifies the Executive of such termination; (ii) if the Executive's employment is terminated due to Disability, the Date of Termination is the Disability Effective Date; and (iii) if the Executive's employment is terminated by the Executive without Good Reason, the Date of Termination is the date thirty
(30) days after the giving of the Notice of Termination, unless the parties otherwise agree in writing.

         5. OBLIGATIONS OF EMPLOYER UPON TERMINATION. The Executive's entitlements upon termination of employment are set forth below. Except to the extent otherwise provided in this Agreement, all benefits, including, without limitation, stock option grants, restricted stock units and awards under the Long Term Bonus Programs, shall be subject to the terms and conditions of the plan or arrangement under which such benefits accrue, are granted or are awarded. For purposes of this Section 5, the term "Accrued Obligations" shall mean, as of the Date of Termination, (i) the Executive's full Base Salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, to the extent not theretofore paid, (ii) the amount of any bonus, incentive compensation, deferred compensation (including, but not limited to, any supplemental retirement benefits) and other cash compensation earned (and not forfeited hereunder) by the Executive as of the Date of Termination to the extent not theretofore paid and (iii) any vacation pay, expense reimbursements and other cash entitlements accrued by the Executive as of the Date of Termination to the extent not theretofore paid. For purposes of determining an Accrued Obligation under this Section 5, amounts shall be deemed to accrue ratably over the period during which they are earned (and not forfeited hereunder), but no discretionary compensation shall be deemed earned or accrued until it is specifically approved by the Board in accordance with the applicable plan, program or policy.

                  (a) DEATH. If the Executive's employment is terminated by reason of the Executive's death, this Agreement shall terminate without further obligations by Employer to the Executive's legal representatives under this Agreement, except as set forth in this Section 5(a) or as contained in an applicable Employer plan or program which takes effect at the date of his death, but in no event shall Employer's obligations be less than those provided by this Agreement.

                           (i) From and after the Date of Termination, the Executive's surviving spouse, other named beneficiaries or other legal representatives, as the case may be, shall be entitled to receive those benefits payable to them under the provisions of any applicable Employer plan or program and as provided for under Section 3(g),above, including, without limitation, any benefits commencing immediately upon the Executive's death;

                           (ii) On the Date of Termination, all options to purchase stock of Employer theretofore granted to the Executive and not exercised by the Executive shall be exercisable in accordance with the terms of the applicable stock option agreement between Employer and the Executive;

                           (iii) On the Date of Termination, all restricted stock units granted by Employer to the Executive prior to the Date of Termination which had not vested prior to such date shall become fully vested, nonforfeitable, and payable in accordance with the terms of the applicable grant award or agreement between Employer and the Executive; and

                           (iv) Promptly following the Date of Termination, Employer shall pay the Executive's legal representatives a lump sum in cash equal to the sum of (A) a pro-rata bonus for year of termination, based on the target bonus, and (B) the Accrued Obligations not theretofore paid.

                  (b) DISABILITY. If the Executive's employment is terminated by reason of the Executive's Disability, the Executive shall be entitled to receive after the Disability Effective Date:

                           (i) Disability benefits, if any, at least equal to those then provided by Employer to disabled executives and their families;

                           (ii) Supplemental executive retirement benefits in accordance with Section 3(g) of this Agreement which incorporates
         Section 4.c. of the SERP Program;

                           (iii) On the Date of Termination, all options to purchase stock of Employer theretofore granted to the Executive and not exercised by the Executive shall be exercisable in accordance with the terms of the applicable stock option agreement between Employer and the Executive;

                           (iv) On the Date of Termination, all restricted stock units granted by Employer to the Executive prior to the Date of Termination which had not vested prior to such date shall become fully vested, nonforfeitable, and payable in accordance with the terms of the applicable grant award or agreement between Employer and the Executive; and

                           (v) Promptly following the Date of Termination, Employer shall pay the Executive a lump sum in cash equal to the sum of
         (A) a pro-rata bonus for the year of termination, based on the target bonus, and (B) the Accrued Obligations not theretofore paid.

                  (c) CAUSE/OTHER THAN FOR GOOD REASON. If the Executive's employment is terminated for Cause by Employer or if the Executive terminates the Executive's employment without Good Reason, Employer shall pay the Executive all Accrued Obligations. All unexercised stock options and all unpaid restricted stock units and other equity incentive compensation awards theretofore granted to the Executive, including, without limitation, the Initial Option Grant, and the Initial Restricted Stock Unit Grant, shall be exercisable or forfeited, as the case may be, in accordance with the applicable agreement or award between Employer and the Executive.

                  (d) OTHER THAN FOR CAUSE, DEATH OR DISABILITY; GOOD REASON. If Employer terminates the Executive's employment other than for Cause, Death or Disability or the Executive terminates the Executive's employment for Good Reason:

                           (i) Employer shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A)  the sum of (I) a pro-rata bonus for the
                  year of termination, based on the target bonus, and (II) Executive's Accrued Obligations not theretofore paid;

                                    (B)  two   times   the   sum  of:   (I)  the
                  Executive's annual Base Salary at the rate in effect at the time the Notice of Termination is given, or in effect immediately prior to any reduction thereof in violation of this Agreement, and (II) the AIP bonus at target for the year in which such termination occurs.

                           (ii) Executive shall be entitled to such other incentive compensation, including, without limitation, the Initial Option Grant and the Initial Restricted Stock Unit Grant, in accordance with the terms of such grant or award agreement between Employer and the Executive.

                           (iii)   Executive   shall  be   entitled  to  receive
         supplemental executive retirement benefits in accordance with Section 3(g) of this Agreement.

                           (iv)  Employer  shall  provide  to the  Executive  at
         Employer's expense the health and welfare benefits (or, if such benefits are not available, the value thereof) specified in Section 3(h) to which Executive is entitled as of the Date of Termination for two (2) years following the Date of Termination, provided that such benefits shall be reduced by any similar benefits, on a benefit-by-benefit and coverage-by-coverage basis, provided by a subsequent employer; provided further that (A) with respect to any benefit to be provided on an insured basis, such value shall be the present value of the premiums expected to be paid for such coverage, and with respect to other benefits, such value shall be the present value of the expected net cost to Employer of providing such benefits and (B) from and after the Date of Termination, Executive shall not become entitled to any additional awards under any plans, practices, policies or programs of the Company.

         6. CHANGE IN CONTROL. In the event of a Change in Control (as defined in the EBPP), the rights and obligations of Employer and the Executive, including, without limitation, rights and obligations upon termination of Executive's employment, shall be governed by the EBPP subject to the following provisions of this Section 6. If any item of compensation or benefit is provided under this Agreement, or under any other plan, agreement, program or arrangement of Employer (other than the EBPP) which is more favorable to Executive than the corresponding item of compensation or benefit under the EBPP, or if an item of compensation or benefit is provided under this Agreement, or under such other plan, agreement, program or arrangement, but not under the EBPP, such item of compensation or benefit shall be provided in accordance with the terms of this Agreement or such other plan, agreement, program or arrangement. In no event, however, shall Executive be entitled to duplication as to any item of compensation or benefit that is provided under both this Agreement (or such other plan, agreement, program or arrangement) and the EBPP. 7. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by Employer and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any stock option or other agreement with Employer or any of its affiliated companies. Except as otherwise provided herein, amounts and benefits which are vested benefits or which the Executive is otherwise entitled to receive under any plan, program, agreement or arrangement of Employer at or subsequent to the Date of Termination shall be payable in accordance with such plan or program.

         8. NO SET OFF; NO MITIGATION. Except as provided herein, Employer's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including without limitation any set-off, counterclaim, recoupment, defense or other right which Employer may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment.

         9. ARBITRATION OF DISPUTES. As a condition to participation in the LTIP, the Executive agrees to execute the Long-Term Incentive Program Participation Agreement (the "Participation Agreement"), which agreement includes a Mutual Agreement to Arbitrate Claims. Executive and Employer agree that such agreement to arbitrate shall govern disputes hereunder.

         10. ENTIRE AGREEMENT. The Executive acknowledges and agrees that this Agreement includes the entire agreement and understanding between the parties with respect to the subject matter hereof, including the termination of the Executive's employment during the Term and all amounts to which the Executive shall be entitled whether during the Term or thereafter. The Executive also acknowledges and agrees that the Executive's right to receive severance pay and other benefits pursuant to Section 5(d) (i) (B) of this Agreement (but not any other compensation or benefits including, without limitation, the supplemental retirement benefit as provided in Section 3(g) and incentive awards which shall be determined in accordance with the terms of the applicable plan or award) is contingent upon the Executive's compliance with the covenants set forth in
Section 11 of this Agreement.

         11.      EXECUTIVE'S COVENANTS.

                  (a) Executive acknowledges that due to the nature of his employment and the position of trust that he will hold with Employer, he will have special access to, learn, be provided with, and in some cases will prepare and create for Employer, trade secrets and other confidential and proprietary information relating to Employer's business, including, but not limited to, information about Employer's manufacturing processes; manuals, recipes and ingredient percentages; engineering drawings; product and process research and development; new product information; cost information; supplier data; strategic business information; marketing, financial and business development information, plans, forecasts, reports and budgets; customer information; new product strategies, plans and project activities; and acquisition and divestiture strategies, plans and project activities. Executive acknowledges and agrees that such information, whether or not in written form, is the exclusive property of Employer, that it has been and will continue to be of critical importance to the business of Employer, and that the disclosure of it to, or use by, competitors and others will cause Employer substantial and irreparable harm. Accordingly, Executive will not, either during his employment or at any time after the termination (whether voluntary or involuntary) of his employment with Employer, use, reproduce or disclose any trade secrets or other confidential information relating to the business of Employer which is not generally available to the public. Notwithstanding the foregoing provisions of this Section 11(a), the Executive may disclose or use any such information (i) as such disclosure or use may be required or appropriate in the course of his employment with Employer,
(ii) when required by a court of law, by any governmental agency having supervisory authority over the business of Employer or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction, or
(iii) with the prior written consent of Employer. Executive understands and agrees that his obligations under this Agreement shall be in addition to, rather than in lieu of, any obligations Executive may have under any confidentiality agreement or other agreement with Employer relating to confidential information or under any applicable statute or at common law.

                  (b) Executive shall be subject to and bound by all terms and conditions of the Participation Agreement as may be in effect for senior executive officers of Employer from time to time, including, without limitation, the noncompetition restrictions, all of which are incorporated herein by reference; provided, however, that in the event the Participation Agreement shall be amended with respect to the Employer's senior executive officers generally to require a noncompetition restriction that is less favorable to Executive than as shall be required on the Effective Date, such amendment shall be disregarded and such requirement or requirements of the Participation Agreement as in effect on the Effective Date shall apply to Executive.

                  (c) The Executive agrees that for a period commencing on the termination of his employment and ending on the earlier of: (i) 12 months after the last date on which the Executive receives any payments or benefits under this Agreement or (ii) three years after the termination of Executive's employment, the Executive will not knowingly participate in recruiting any of Employer's employees or in the solicitation of Employer's employees, and the Executive will not communicate, except in the case of a reference described in the last sentence of this paragraph, to any other person or entity about the nature, quality or quantity of work, or any special knowledge or personal characteristics, of any person employed by Employer. If the

Executive should wish to discuss possible employment with any then-current employee of Employer during the period set forth above, the Executive may request written permission to do so from the senior human resources officer of Employer who may, in his/her discretion, grant a written exception to the no solicitation covenant set forth immediately above; provided, however, the Executive shall not discuss any such employment possibility with any such employee prior to such permission. Nothing herein shall prevent Executive from giving a reference, when requested, on behalf of an employee.

         12.      INDEMNIFICATION.

                  (a) Employer agrees that if the Executive is made a party to or involved in, or is threatened to be made a party to or otherwise to be involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of Employer or is or was serving at the request of Employer as a director, officer, member, employee or agent of another corporation, limited liability corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by Employer against any and all liabilities, losses, expenses, judgments, penalties, fines and amounts reasonably paid in settlement in connection therewith, and shall be advanced reasonable expenses (including attorneys' fees) as and when incurred in connection therewith, to the fullest extent legally permitted or authorized by Employer's by-laws or, if greater, by the laws of the State of Delaware, as may be in effect from time to time. The rights conferred on Executive by this Section 12(a) shall not be exclusive of any other rights which Executive may have or hereafter acquire under any statute, the by-laws, agreement, vote of stockholders or disinterested directors, or otherwise. The indemnification and advancement of expenses provided for by this Article shall continue as to Executive after he ceases to be a director, officer or employee and shall inure to the benefit of his heirs, executors and administrators.

                  (b) For the Term and thereafter, Executive shall be covered by any directors' and officers' liability policy maintained by Employer from time to time.

         13.      SUCCESSORS.

                  (a) This Agreement is personal to the Executive and, without the prior written consent of Employer, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon Employer and its successors. It shall not be assignable by Employer or its successors except in connection with the sale or other disposition of all or substantially all the assets or business of Employer. Employer shall require any successor to all or substantially all of the business and/or assets of Employer, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as Employer would be required to perform if no such succession had taken place.


         14. AMENDMENT; WAIVER. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may be amended, modified or changed only by a written instrument executed by the Executive and Employer. No provision of this Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary.

         15.      CERTAIN ADDITIONAL COVENANTS.

                  (a) The Executive agrees that, prior to the Effective Date, he will undergo a physical examination performed by a physician selected by the Executive which is reasonably satisfactory to Employer and provide the results of such examination to Employer.

                  (b) Employer represents and warrants to the Executive that to the best of its knowledge:

                           (i) the execution of this Agreement and the provision of all benefits and grants provided herein have been duly authorized by Employer, including action of the Board and Compensation Committee;

                           (ii) the execution, delivery and performance of this Agreement by Employer does not and will not violate any law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of Employer; and

                           (iii)  upon  the   execution  and  delivery  of  this
         Agreement by the Executive, this Agreement shall be the valid and binding obligation of Employer, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (c) The Executive represents and warrants to Employer that to the best of his knowledge:

                           (i) the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, breach or violate any contract, agreement, instrument, order, judgment or decree to which the Executive is a party or by which the Executive is bound;

                           (ii) the Executive is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement with any other person or entity that would interfere with the execution, delivery and performance of this Agreement by the Executive; and

                           (iii) upon the execution, delivery and performance of this Agreement by Employer, this Agreement shall be the valid and binding obligation of the Executive, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         16.      MISCELLANEOUS.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

                  (b) All notices and other communications hereunder shall be in writing; shall be delivered by hand delivery to the other party or mailed by registered or certified mail, return receipt requested, postage prepaid or by a nationally recognized courier service such as Federal Express; shall be deemed delivered upon actual receipt; and shall be addressed as follows:

                  IF TO EMPLOYER:

                           Hershey Foods Corporation
                           100 Crystal A Drive
                           Hershey, Pennsylvania 17033
                           ATT:  Richard C. Dreyfuss

                  IF TO EXECUTIVE:

                           Richard H. Lenny
                           100 Crystal A Drive
                           Hershey, Pennsylvania 17033

or to such other address as either party shall have furnished to the other in writing in accordance herewith.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

                  (d) Employer may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this Executive Employment Agreement as of the date first set forth above.

                                   EXECUTIVE:
                                   Richard H. Lenny


                                   ------------------



                                    EMPLOYER:
                                    Hershey Foods Corporation,
                                    a Delaware corporation


                                    By:
                                       ------------------------
                                          Kenneth L. Wolfe
                                         Chairman and Chief Executive Officer


ATTEST:

--------------------
Robert M. Reese
Secretary

                                                                    Exhibit A-1



                  2001 NONQUALIFIED STOCK OPTION AGREEMENT

         1. The Hershey Foods Corporation (the "Employer") hereby grants to Richard H. Lenny ("Optionee"), effective March 12, 2001 (the "Grant Date"), an option to purchase 169,300 shares of the Employer's Common Stock (the "Options") at a price of $64.65 per share (the "Exercise Price"), purchasable as set forth herein. The Options shall be governed by the terms and conditions in this Stock Option Agreement and the Employer's Key Employee Incentive Plan (the "Plan"). Unless otherwise indicated, all capitalized terms not defined in this Stock Option Agreement shall have the meanings ascribed to such terms in the Executive Employment Agreement between Optionee and the Employer dated as of March 12, 2001 (the "Employment Agreement").

         2. The Options shall not be exercisable until vested. The Options shall be exercisable during the period March 12, 2002, through March 12, 2011 (the "Exercise Period"), subject to the vesting schedule described in the next sentence and the provisions regarding termination set forth in paragraphs 3 and 4 below and, to the extent not inconsistent with the terms and conditions of this Stock Option Agreement, in the Plan. Twenty-five percent (25%) of the total Options granted to Optionee on the Grant Date ("Total Grant") will become vested on the first anniversary of the Grant Date; an additional twenty-five percent (25%) of the Total Grant will become vested on the second anniversary of the Grant Date; an additional twenty-five percent (25%) of the Total Grant will become vested on the third anniversary of the Grant Date; and an additional twenty-five percent (25%) of the Total Grant will become vested on the fourth anniversary of the Grant Date. During the Exercise Period, vested Options may be exercised in whole or in part, on one or more than one occasion, provided that the Options must be exercised for a minimum of 100 shares on any one occasion, or for the remaining number of shares covered by the Options if less than such minimum. The Options may be exercised in accordance with any method applicable to options granted under the Plan and the purchase price of any shares as to which the Options shall be exercised shall be paid in full at the time of such exercise in the manner provided in the Plan.

         3. In the event Optionee's employment with the Employer is terminated for any reason other than the occurrence of an event described in paragraph 4 below, whether voluntarily or involuntarily, the Options shall terminate immediately upon the Date of Termination and may not be exercised after such date.

         4. In the event of a Change in Control (as defined in the Plan as of the date of this Stock Option Agreement), any unvested Options shall be fully vested and exercisable immediately prior to such Change in Control. Upon the occurrence of Optionee's death, Disability, retirement, or termination of Optionee's employment by the Employer without Cause or by Optionee for Good Reason, the Options shall continue to vest in accordance with paragraph 2 above and remain exercisable and Optionee (or his estate or personal representative in the case of death or Disability, as the case may be) shall have five (5) years from the Date of Termination to exercise the Options, provided that the Compensation and Executive Organization Committee of the Board of Directors (the "Committee") shall retain its discretion to extend such five (5)
year period. In no event, however, shall any post-termination exercise period extend beyond March 12, 2011. For purposes of the Plan, any termination of Optionee's employment by the Employer without Cause shall be deemed a resignation by Optionee and, in the event of a termination by the Employer without Cause or Optionee for Good Reason, the provisions of this paragraph 4 shall be the Committee's determination as to Optionee's rights or interests to the Options under the Plan.

         5. The Options shall be exercisable by written notice given to the Employer substantially in one of the forms provided by the Law Department, or by such other method as shall be established by the Employer from time to time. If written notice is required to be given to the Employer for the exercise of Options (which is the method of exercise utilized by the Employer on the Grant
Date), each such notice shall:

                  a. state the election to exercise the Options and the number of shares to be exercised,

                  b. be signed by the person exercising the Options and, in the event that the Options are being exercised by any person other than Optionee, be accompanied by proof of the right of such person to exercise the Options, and

                  c. be accompanied by payment in full as provided in Sections 7II(f) and (g) of the Plan.

         For so long as written notice to the Employer is required for the exercise of Options, the date of the exercise of the Options with respect to any particular shares shall be the date on which such written notice, proof (if required), and payment shall have been delivered to the Employer.

         6. This grant of Options is subject to the employee minimum stockholding requirements established by the Committee in effect on the date hereof and as the same may be modified from time to time by the Committee. In the event Optionee has not satisfied the employee minimum stockholding requirement then in effect or then applicable to Optionee, Optionee shall be restricted in his ability to receive cash from such exercise and sale of the shares thereby acquired to the extent and on the terms provided for in the then applicable minimum stockholding requirements. The terms and conditions of the employee minimum stockholding requirements are subject to change at the discretion of the Committee.

         7. Except to the extent the Plan provides otherwise, the Options may not be assigned, transferred, pledged or hypothecated in any way whether by operation of law or otherwise by Optionee and the Options shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options or the rights or benefits, under this Stock Option Agreement, and the levy of any execution, attachment or similar process upon such Options, or such rights and benefits shall be null and void and without effect.

         8. Any dispute or disagreement arising out of or relating to this Stock Option Agreement shall be resolved by binding arbitration in accordance with
Section 9 of the Employment Agreement. Notwithstanding the foregoing, any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation, construction or administration of the Plan shall be determined in all cases and for all purposes by the Committee, or any successor committee, and any such determination shall be final, binding and conclusive for all purposes.

         9. All shares issued upon exercise of any Option shall be duly authorized and when issued upon such exercise, shall be (a) validly issued, fully paid and non-assessable, (b) registered for sale, and for resale, by Optionee under Federal and state securities laws and shall remain registered so long as the shares may not be freely sold in the absence of such registration and (c) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Common Stock is listed or qualified.

         10.  Subject  to  the  provisions  of  this  Stock  Option   Agreement,
including, without limitation, paragraph 9 above, in selling the Employer's Common Stock (the "Shares") upon Optionee's exercise of his Options and delivering such Shares to Optionee, the Employer is fulfilling in full its contractual obligation to Optionee by making such transfer, and the Employer shall have no further obligations or duties with respect thereto and is discharged and released from the same. Other than in respect to the Exercise Price, the Employer makes no representations to Optionee regarding the market price of the Shares or the information which is available to Optionee regarding the Shares of the Employer.

         11. The Employer represents and warrants that (a) it is fully authorized by its Board or the Committee (and of any person or body whose action is required) to enter into this Stock Option Agreement and to perform its obligations under it, (b) the execution, delivery and performance of this Stock Option Agreement by the Employer does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Employer or any agreement among holders of its shares and (c) upon the execution and delivery of this Stock Option Agreement by the Employer and Optionee, this Stock Option Agreement shall be the valid and binding obligation of the Employer, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         12. Optionee may be restricted by the Employer, based on the reasonable determination of its counsel, from exercising any of the Options to the extent necessary to comply with insider trading or other provisions of federal or state securities laws. In the event of any such restriction (other than one due to insider trading issues), the Employer shall take all such action as may be necessary or appropriate to eliminate such restriction at the earliest practicable date. In the event Optionee attempts to exercise any of the Options on or prior to March 12, 2011, and is restricted from doing so under this paragraph 12 until after March 12, 2011, Optionee shall be deemed to have exercised such Options on March 12, 2011 unless Optionee shall be rescinded such exercise prior to the elimination of such restriction.

         13. The Options shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the Options) pursuant to Section 12 of the Plan in connection with the occurrence of any of the events described in Section 12 of the Plan following the Date of Grant.

         14. All notices and other communications relating to this Stock Option Agreement shall be given as provided in Section 16(b) of the Employment Agreement.

         15. a. This Stock Option Agreement is personal to Optionee and, except as otherwise provided in paragraph 7 above, shall not be assignable by Optionee otherwise than by will or the laws of descent and distribution, without the prior written consent of the Employer. This Stock Option Agreement shall inure to the benefit of and be enforceable by Optionee's legal representatives.

                  b. This Stock Option shall inure to the benefit of and be binding upon the Employer and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all of the assets or business of the Employer.

         16. This Stock Option Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may be amended, modified or changed only be a written instrument executed by Optionee and the Employer. No provision of this Stock Option Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary.

         17. The grant of Options and all terms and conditions related thereto, including those of the Plan, shall be governed by the laws of the Commonwealth of Pennsylvania, without reference to principles of conflict of laws. In the event there is a conflict between the Plan as from time to time in effect and the terms and conditions in this Stock Option Agreement, this Stock Option Agreement shall govern unless the terms and conditions of the Plan are more favorable to Optionee. If such terms and conditions are more favorable to Optionee, then the Employer and Optionee agree that this Stock Option Agreement is amended to the extent necessary to enable Optionee to gain the benefit of the more favorable terms and conditions of the Plan.

         18. This Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be effective for all purposes.

                                     Hershey Foods Corporation



                                     By:
                                         --------------------------------------
                                     Name: Kenneth L. Wolfe
                                     Title: Chairman and Chief Executive Officer


Accepted:

OPTIONEE

-----------------------
Richard H. Lenny

                                                                     EXHIBIT A-2


                    2001 NONQUALIFIED STOCK OPTION AGREEMENT

         1. The Hershey Foods Corporation (the "Employer") hereby grants to Richard H. Lenny ("Optionee"), effective March 12, 2001 (the "Grant Date"), an option to purchase 230,700 shares of the Employer's Common Stock (the "Options") at a price of $64.65 per share (the "Exercise Price"), purchasable as set forth herein. Optionee accepts that such Options shall be granted outside the Employer's Key Employee Incentive Plan (the "Plan"). The Options shall be governed by the terms and conditions in this Stock Option Agreement and, to the extent not inconsistent with the terms and conditions hereunder, in accordance with the terms and conditions of the Plan as if the Options were granted under the Plan. References herein to the Plan refer to such terms and conditions as incorporated herein. Unless otherwise indicated, all capitalized terms not defined in this Stock Option Agreement shall have the meanings ascribed to such terms in the Executive Employment Agreement between Optionee and the Employer dated as of March 12, 2001 (the "Employment Agreement").

         2. The Options shall not be exercisable until vested. The Options shall be exercisable during the period March 12, 2002 through March 12, 2011 (the "Exercise Period"), subject to the vesting schedule described in the next sentence and the provisions regarding termination set forth in paragraphs 3 and 4 below and, to the extent not inconsistent with the terms and conditions of this Stock Option Agreement, in the Plan. Twenty-five percent (25%) of the total Options granted to Optionee on the Grant Date ("Total Grant") will become vested on the first anniversary of the Grant Date; an additional twenty-five percent (25%) of the Total Grant will become vested on the second anniversary of the Grant Date; an additional twenty-five percent (25%) of the Total Grant will become vested on the third anniversary of the Grant Date; and an additional twenty-five percent (25%) of the Total Grant will become vested on the fourth anniversary of the Grant Date. During the Exercise Period, vested Options may be exercised in whole or in part, on one or more than one occasion, provided that the Options must be exercised for a minimum of 100 shares on any one occasion, or for the remaining number of shares covered by the Options if less than such minimum. The Options may be exercised in accordance with any method applicable to options granted under the Plan and the purchase price of any shares as to which the Options shall be exercised shall be paid in full at the time of such exercise in the manner provided in the Plan.

         3. In the event Optionee's employment with the Employer is terminated for any reason other than the occurrence of an event described in paragraph 4 below, whether voluntarily or involuntarily, the Options shall terminate immediately upon the Date of Termination and may not be exercised after such date.

         4. In the event of a Change in Control (as defined in the Plan as of the date of this Stock Option Agreement), any unvested Options shall be fully vested and exercisable immediately prior to such Change in Control. Upon the occurrence of Optionee's death, Disability, retirement or termination of Optionee's employment by the Employer without Cause or by Optionee for Good Reason, the Options shall continue to vest in accordance with paragraph 2 above and remain exercisable and Optionee (or his estate or personal representative in the case of death or Disability, as the case may be) shall have five (5) years from the Date of Termination to exercise the Options, PROVIDED that the Compensation and Executive Organization Committee of the Board of Directors (the "Committee") shall retain its discretion to extend such five (5) year period. In no event, however, shall any post-termination exercise period extend beyond March 12, 2011.

         5. The Options shall be exercisable by written notice given to the Employer substantially in one of the forms provided by the Law Department, or by such other method as shall be established by the Employer from time to time. If written notice is required to be given to the Employer for the exercise of Options (which is the method of exercise utilized by the Employer on the Grant
Date), each such notice shall:

                  a. state the election to exercise the Options and the number of shares to be exercised,

                  b. be signed by the person exercising the Options and, in the event that the Options are being exercised by any person other than Optionee, be accompanied by proof of the right of such person to exercise the Options, and

                  c. be accompanied by payment in full as provided in Sections 7II(f) and (g) of the Plan.

         For so long as written notice to the Employer is required for the exercise of Options, the date of the exercise of the Options with respect to any particular shares shall be the date on which such written notice, proof (if required), and payment shall have been delivered to the Employer.

         6. This grant of Options is subject to the employee minimum stockholding requirements established by the Committee in effect on the date hereof and as the same may be modified from time to time by the Committee. In the event Optionee has not satisfied the employee minimum stockholding requirement then in effect or then applicable to Optionee, Optionee shall be restricted in his or her ability to receive cash from such exercise and sale of the shares thereby acquired to the extent and on the terms provided for in the then applicable minimum stockholding requirements. The terms and conditions of the employee minimum stockholding requirements are subject to change at the discretion of the Committee.

         7. Except to the extent that the Plan provides otherwise, the Options may not be assigned, transferred, pledged or hypothecated in any way whether by operation of law or otherwise by Optionee and the Options shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options, or the rights or benefits, under this Stock Option Agreement and the levy of any execution, attachment or similar process upon such Options or such rights and benefits shall be null and void and without effect.

         8. Any dispute or disagreement arising out of or relating to this Stock Option Agreement shall be resolved by binding arbitration in accordance with
Section 9 of the Employment Agreement. Notwithstanding the foregoing, any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation, construction or administration of the Plan shall be determined in all cases and for all purposes by the Committee, or any successor committee, and any such determination shall be final, binding and conclusive for all purposes.

         9. The Employer shall at all times reserve, out of its authorized and unissued shares, a number of shares sufficient to provide for the exercise in full of the Options. All shares issued upon exercise of any Option shall be duly authorized and, when issued upon such exercise, shall be (a) validly issued, fully paid and non-assessable, (b) registered for sale, and for resale, by Optionee under Federal and state securities laws and shall remain registered so long as the shares may not be freely sold in the absence of such registration and (c) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Common Stock is listed or qualified.

         10.  Subject  to  the  provisions  of  this  Stock  Option   Agreement,
including, without limitation, paragraph 9 above, in selling the Employer's Common Stock (the "Shares") upon Optionee's exercise of his Options and delivering such Shares to Optionee, the Employer is fulfilling in full its contractual obligation to Optionee by making such transfer, and the Employer shall have no further obligations or duties with respect thereto and is discharged and released from the same. Other than in respect to the Exercise Price, the Employer makes no representations to Optionee regarding the market price of the Shares or the information which is available to Optionee regarding the Shares of the Employer.

         11. The Employer represents and warrants that (a) it is fully authorized by its Board or the Committee (and of any person or body whose action is required) to enter into this Stock Option Agreement and to perform its obligations under it, (b) the execution, delivery and performance of this Stock Option Agreement by the Employer does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Employer or any agreement among holders of its shares and (c) upon the execution and delivery of this Stock Option Agreement by the Employer and Optionee, this Stock Option Agreement shall be the valid and binding obligation of the Employer, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         12. Optionee may be restricted by the Employer, based on the reasonable determination of its counsel, from exercising any of the Options to the extent necessary to comply with insider trading or other provisions of federal or state securities laws. In the event of any such restriction (other than one due to insider trading issues), the Employer shall take all such action as may be necessary or appropriate to eliminate such restriction at the earliest practicable date. In the event Optionee attempts to exercise any of the Options on or prior to March 12, 2011, and is restricted from doing so under this paragraph 12 until after March 12, 2011, Optionee shall be deemed to have exercised such Options on March 12, 2011 unless Optionee shall be rescinded such exercise prior to the elimination of such restriction.

         13. The Options shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the Options) pursuant to Section 12 of the Plan in connection with the occurrence of any of the events described in Section 12 of the Plan following the Date of Grant.

         14. All notices and other communications relating to this Stock Option Agreement shall be given as provided in Section 16(b) of the Employment Agreement.

         15. a. This Stock Option Agreement is personal to Optionee and, except as otherwise provided in paragraph 7 above, shall not be assignable by Optionee otherwise than by will or the laws of descent and distribution, without the prior written consent of the Employer. This Stock Option Agreement shall inure to the benefit of and be enforceable by Optionee's legal representatives.

                  b. This Stock Option shall inure to the benefit of and be binding upon the Employer and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all of the assets or business of the Employer.

         16. This Stock Option Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may be amended, modified or changed only be a written instrument executed by Optionee and the Employer. No provision of this Stock Option Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary.

         17. The grant of Options and all terms and conditions related thereto, including those of the Plan, shall be governed by the laws of the Commonwealth of Pennsylvania, without reference to principles of conflict of laws. In the event there is a conflict between the Plan as from time to time in effect and the terms and conditions in this Stock Option Agreement, this Stock Option Agreement shall govern unless the terms and conditions of the Plan are more favorable to Optionee. If such terms and conditions are more favorable to Optionee, then the Employer and Optionee agree that this Stock Option Agreement is amended to the extent necessary to enable Optionee to gain the benefit of the more favorable terms and conditions of the Plan.

         16. This Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be effective for all purposes.

                                   Hershey Foods Corporation


                                   By:___________________________
                                   Name: Kenneth L. Wolfe
                                   Title:  Chairman and Chief Executive Officer


Accepted:

OPTIONEE

-----------------------
Richard H. Lenny

                                                                   EXHIBIT B-1








                            HERSHEY FOODS CORPORATION
                           KEY EMPLOYEE INCENTIVE PLAN






In recognition of your essential role in the continuing realization of Hershey's goals of sustained growth, you have been granted a Restricted Stock Unit Award under the Hershey Foods Corporation Key Employee Incentive Plan, representing the right, subject to restrictions, to acquire shares of Hershey Common Stock as follows:


                 NUMBER OF SHARES        50,000

This grant is made pursuant to the Restricted Stock Unit Award Agreement dated as of March 12, 2001, between Hershey and you, which Agreement is attached hereto and made a part hereof.

              HERSHEY FOODS CORPORATION KEY EMPLOYEE INCENTIVE PLAN
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

         This Restricted Stock Unit Award Agreement (herein called the "Agreement") is made and entered into as of March 12, 2001, by and between Hershey Foods Corporation, a Delaware corporation (the "Company"), and Richard
H. Lenny ("Employee"). The Restricted Stock Unit Award (as defined below) is governed by this Agreement and, subject to Paragraph 13(b), below, the Hershey Foods Corporation Key Employee Incentive Plan (the "Plan"). Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

         1. AWARD OF RESTRICTED STOCK UNIT AWARD. In order to encourage Employee's contribution to the successful performance of the Company, and in consideration of the covenants and promises of Employee herein contained, the Company hereby awards to Employee as of the date first written above (the "Date of Grant"), pursuant to the terms of the Plan, a Restricted Stock Unit Award representing the right to acquire 50,000 shares of Common Stock, subject to the conditions, restrictions and limitations set forth below and in the Plan (the "Restricted Stock Unit Award"). Employee hereby acknowledges and accepts such grant and agrees to acquire the Restricted Stock Unit Award and the shares of Common Stock covered thereby upon such terms and subject to such conditions, restrictions and limitations, subject to Paragraph 13(b), below.

         2.       VESTING.

                  (a) Subject to the termination of the Restricted Stock Unit Award pursuant to Paragraph 3, below, or the acceleration of the vesting of the Units covered pursuant to Paragraphs 2(b) and 2(c), below, on the first and second Annual Vesting Dates (as hereinafter defined) following the Date of Grant, Employee shall become vested in fifty percent (50%) of the total number of Units covered by the Restricted Stock Unit Award, and such Units shall become Vested Units (as hereinafter defined).

                  (b) In all events, Employee shall become vested in all Units not yet vested under this Agreement, and such Units shall become Vested Units, no later than the earliest of (i) the second Annual Vesting Date following the Date of Grant, (ii) the Date of Termination (as hereinafter defined) upon Employee's Disability (as hereinafter defined), death, retirement or termination of Employee's employment by the Company without Cause (as hereinafter defined) or by Employee for Good Reason (as hereinafter defined) or (iii) upon the occurrence of a Change in Control (as is defined in the Plan as in effect as of the date of this Agreement). For purposes of the Plan, any termination of Employee's employment by the Company without Cause shall be deemed a resignation by Employee and, in the event of a termination by the Company without Cause or Employee for Good Reason, the provisions of this Paragraph 2(b) shall be the Compensation and Executive Organization Committee's (the "Committee") determination as to Employee's rights to or interests in the Units under the Plan.

                  (c) Notwithstanding the provisions of Paragraphs 2(a) and 2(b), above, and Paragraph 3, below, Employee shall become vested in any or all Units covered by the Restricted Stock Unit Award at an earlier date than provided in Paragraphs 2(a) and 2(b), above, and Paragraph 3, below, if the Committee expressly so determines, in its sole discretion.

         3. EFFECT OF CERTAIN EVENTS. If Employee's employment with the Company is terminated by the Company for Cause or by Employee without Good Reason prior to the first date upon which all shares covered by the Restricted Stock Unit Award shall have become Vested Units pursuant to Paragraph 2 above, then the Restricted Stock Unit Award and Employee's right to receive shares hereunder (other than as to Units which are Vested Units at the Date of Termination) shall terminate, without any payment of consideration by the Company to Employee, unless expressly determined otherwise by the Committee, in its sole discretion.

         4. RESTRICTIONS ON TRANSFER. The Restricted Stock Unit Award granted hereunder to Employee may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise. No right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void.

         5.       DELIVERY OF SHARES.

                  (a) Except to the extent delivery has been deferred under an applicable deferred compensation plan of the Company, not less than thirty (30) days and not more than forty (40) days after each of the first two Annual Vesting Dates, the Company shall deliver to Employee one (1) share of Common Stock for each Unit which became a Vested Unit on the immediately preceding Annual Vesting Date.

                  (b) Within ten (10) days after the Units shall become Vested Units pursuant to Paragraph 2(b)(ii) or (iii), above, the Company shall deliver to Employee one (1) share of Common Stock for each Unit covered by the Restricted Stock Unit Award which has become a Vested Unit but only with respect to which a share of Common Stock has not yet been delivered.

         6. WITHHOLDING TAX REQUIREMENTS. Except to the extent delivery has been deferred under an applicable deferred compensation plan of the Company, prior to the date on which shares of Common Stock are to be delivered pursuant to Paragraph 5, above, the Company shall deliver to Employee a notice specifying such amounts as Employee is required to pay to satisfy applicable tax withholding requirements. In the event that the Company does not exercise its right to withhold shares of stock at the time of vesting to cover such tax withholding requirements as provided in the Plan, Employee hereby agrees that Employee shall either: (i) deliver to the Company by the due date specified in such notice a check equal to the amount set forth in such notice, or (ii) direct the Company to withhold, at the time of delivery of shares pursuant to Paragraph 5, above, an appropriate number of shares to satisfy the applicable tax withholding requirements (with such shares valued based on their Fair Market Value on the day the Company delivers the shares pursuant to Paragraph 5, above), or (iii) make other appropriate arrangements acceptable to or required by the Company to satisfy such tax withholding requirements. Failure by Employee to comply with the foregoing shall entitle the Committee, in its sole discretion, to authorize the sale of a sufficient number of shares of Common Stock owned by Employee in order to satisfy such withholding requirements. Upon the payment of any dividend equivalents payable pursuant to Paragraph 10 hereof, Employee agrees that the

Company shall be entitled to deduct therefrom such amounts as are necessary to satisfy applicable tax withholding requirements.

         7. SALE AND ISSUANCE OF COMMON STOCK. Employee agrees that Employee shall not sell Award Shares, and that the Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company reasonably determines that such sale or delivery would violate any applicable law rule or regulation of any governmental authority or any applicable rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. In the event of any such restriction (other than one due to insider trading issues), the Company shall take all such action as may be necessary or appropriate to eliminate such restriction at the earliest practicable date. All Award Shares, when issued, shall be duly authorized and shall be (a) validly issued, fully paid and nonassessable, (b) registered for sale, and for resale, by Employee under Federal and state securities laws and shall remain registered so long as the shares may not be freely sold in the absence of such registration and (c) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Common Stock is listed or qualified.

         8. LIMITATION OF RIGHTS. Nothing contained in this Agreement or the Plan, and no action of the Company with respect hereto, shall confer or be construed to confer on Employee any right to continue in the employment or service of the Company, or affect the right of the Company to terminate the employment or service of Employee at any time for any reason.

         9. PREREQUISITES TO BENEFITS. Neither Employee nor any person claiming through Employee shall have any right or interest in the Units awarded hereunder, unless and until all of the terms, conditions and provisions of this Agreement and the Plan, as amended hereby, which affect Employee or such other person shall have been complied with as specified herein.

         10. NO RIGHTS AS A STOCKHOLDER PRIOR TO DELIVERY, PAYMENT OF DIVIDEND EQUIVALENTS; ADJUSTMENT. Employee shall not have any right, title or interest in, or be entitled to vote or receive distributions in respect of, or otherwise be considered the owner of, any of the shares of Common Stock covered by the Restricted Stock Unit Award, except to the extent that such shares are Award Shares. Notwithstanding the foregoing, upon the Units becoming Vested Units pursuant to Paragraph 2, above, Employee shall be entitled to receive a cash payment in an amount equal to each cash dividend the Company would have paid to Employee during the term of the Units as if Employee had been the owner of record of the shares of Common Stock covered by such Units on the record date for the payment of such dividend. In lieu of receiving such payment at the time of such Units becoming Vested Units, all or any portion of such payment may be deferred by Employee pursuant to an applicable deferred compensation plan with the approval of the Committee. The Restricted Stock Unit Award shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the Award) pursuant to Section 12 of the Plan in connection with the occurrence of any of the events described in Section 12 of the Plan following the Date of Grant.

         11. COMPANY  REPRESENTATIONS.  The Company represents and warrants that
(a) it is fully authorized by its Board or the Committee (and of any person or body whose action is required) to enter into this Agreement and to perform its obligations under it, (b) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company or any agreement among holders of its shares and (c) upon the execution and delivery of this Agreement by the Company and Employee, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         12. CERTAIN DEFINITIONS. For purposes of this Agreement, the following additional definitions shall be applicable:

         "Annual Vesting Date" shall mean with respect to any year, beginning with 2002, March 12.

         "Award Shares" shall mean shares of Common Stock covered by the Restricted Stock Unit Award which have been delivered pursuant to Paragraph 5, above.

         "Cause" shall have the same meaning as in the Employment Agreement.

         "Date of Termination" shall have the same meaning as in the Employment Agreement.

         "Disability"   shall  have  the  same  meaning  as  in  the  Employment
Agreement.

         "Employment Agreement" shall mean the Executive Employment Agreement dated as of March 12, 2001, between the Company and Employee.

         "Good  Reason"  shall  have  the  same  meaning  as in  the  Employment
Agreement.

         A "Unit" covered by the Restricted Stock Unit Award shall mean the right to receive, pursuant to the terms of this Agreement, a share of Common Stock, and any other amount or property payable with respect thereto, covered by the Restricted Stock Unit Award.

         "Vested Units" shall mean units corresponding to shares of Common Stock covered by the Restricted Stock Unit Award which at the time in question have become Vested Units pursuant to Paragraph 2 hereof.

         13. MISCELLANEOUS PROVISIONS. For purposes of this Agreement, the following miscellaneous provisions shall be applicable:

                  (a) RECEIPT AND REVIEW OF PLAN AND PROSPECTUS. Employee acknowledges receipt of a copy of the Plan, together with the Prospectus relating thereto and to the Common Stock. Employee further acknowledges notice of the terms, conditions, restrictions and limitations contained in the Plan, and acknowledges the restrictions set forth in this Agreement.

                  (b) CONFLICTS. This Agreement amends and modifies the Plan. The Company and Employee agree to be bound by all of the terms, conditions, restrictions and limitations of the Plan, as amended and modified by this Agreement. The Company and Employee agree that the Plan may be amended from time to time in accordance with the terms thereof, but no such amendment shall, without Employee's consent, adversely affect the rights specifically granted Employee hereunder or under the Plan. In the event there is a conflict between the Plan and the terms and conditions in this Agreement, this Agreement shall govern unless the terms and conditions of the Plan are more favorable to Employee. If such terms and conditions are more favorable to Employee, then the Company and Employee agree that this Agreement is amended to the extent necessary to enable Employee to gain the benefit of the more favorable terms and conditions of the Plan.

                  (c)      SUCCESSORS.

                           (i) This Agreement is personal to Employee and, except as otherwise provided in Paragraph 4 above, shall not be assignable by Employee otherwise than by will or the laws of descent and distribution, without the written consent of the Company. This Agreement shall inure to the benefit of and be enforceable by Employee's legal representatives.

                           (ii) This Agreement shall inure to the benefit of and be binding upon Company and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all the assets or business of the Company.

                  (d) NOTICE. All notices and other communications relating to this Agreement shall be given as provided in Section 16(b) of the Employment Agreement.

                  (e) SEVERABILITY. If any provision of this Agreement for any reason should be found by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, such declaration shall not affect the validity, legality or enforceability of any remaining provision or portion thereof, which remaining provision or portion thereof shall remain in full force and effect as if this Agreement had been adopted with the invalid, illegal or unenforceable provision or portion thereof eliminated.

                  (f) HEADINGS. The headings, captions and arrangements utilized in this Agreement shall not be construed to limit or modify the terms or meaning of this Agreement.

                  (g) EQUITABLE RELIEF. Any dispute or disagreement arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with Section 9 of the Employment Agreement. Notwithstanding the foregoing, either party shall be entitled to enforce the terms and provisions of this Agreement by an action for injunction and/or specific performance, and any such action may be brought in any federal or state court located in the county where the Company has its principal business headquarters.

                  (h) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles. Subject to Paragraph 13(g), above, any action, suit or proceeding arising out of any claim against the Company pursuant to this Agreement shall be brought exclusively in the federal or state courts located in the state in which the Company has its principal business headquarters.

                  (i) DETERMINATIONS BY COMMITTEE. All references in this Agreement to determinations to be made by the Committee shall be deemed to include determinations by any person or persons to whom the Committee may delegate such authority in accordance with the rules adopted thereby.

                  (j) ENTIRE AGREEMENT; AMENDMENT OR WAIVER. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may be amended, modified or changed only by a written instrument executed by Employee and the Company. No provision of this Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary.

                  (k) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be effective for all purposes.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written by an officer of the Company and by Employee.

EMPLOYEE:                           HERSHEY FOODS CORPORATION:



          __________                 _________________________________________
Richard H. Lenny                     Name:  Kenneth L. Wolfe
                                     Its:  Chairman and Chief Executive Officer

                                                                  EXHIBIT B-2







                            HERSHEY FOODS CORPORATION
                           KEY EMPLOYEE INCENTIVE PLAN



In recognition of your essential role in the continuing realization of Hershey's goals of sustained growth, you have been granted a Restricted Stock Unit Award under the Hershey Foods Corporation Key Employee Incentive Plan, representing the right, subject to restrictions, to acquire shares of Hershey Common Stock as follows:


               NUMBER OF SHARES         15,542

This grant is made pursuant to the Restricted Stock Unit Award Agreement dated as of January 2, 2002, between Hershey and you, which Agreement is attached hereto and made a part hereof.

              HERSHEY FOODS CORPORATION KEY EMPLOYEE INCENTIVE PLAN
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

         This Restricted Stock Unit Award Agreement (herein called the "Agreement") is made and entered into as of January 2, 2002, by and between Hershey Foods Corporation, a Delaware corporation (the "Company"), and Richard
H. Lenny ("Employee"). The Restricted Stock Unit Award (as defined below) is governed by this Agreement and, subject to Paragraph 13(b), below, the Hershey Foods Corporation Key Employee Incentive Plan (the "Plan"). Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

         1. AWARD OF RESTRICTED STOCK UNIT AWARD. In order to encourage Employee's contribution to the successful performance of the Company, and in consideration of the covenants and promises of Employee herein contained, the Company hereby awards to Employee as of the date first written above (the "Date of Grant"), pursuant to the terms of the Plan, a Restricted Stock Unit Award representing the right to acquire 15,542 shares of Common Stock, subject to the conditions, restrictions and limitations set forth below and in the Plan (the "Restricted Stock Unit Award"). Employee hereby acknowledges and accepts such grant and agrees to acquire the Restricted Stock Unit Award and the shares of Common Stock covered thereby upon such terms and subject to such conditions, restrictions and limitations, subject to Paragraph 13(b), below.

         2.       VESTING.

                  (a) Subject to the termination of the Restricted Stock Unit Award pursuant to Paragraph 3, below, or the acceleration of the vesting of the Units covered pursuant to Paragraphs 2(b) and 2(c), below, on each of March 12, 2002, and March 12, 2003 (each, a "Vesting Date," and collectively, "Vesting Dates"), Employee shall become vested in fifty percent (50%) of the total number of Units covered by the Restricted Stock Unit Award, and such Units shall become Vested Units (as hereinafter defined).

                  (b) In all events, Employee shall become vested in all Units not yet vested under this Agreement, and such Units shall become Vested Units, no later than the earliest of (i) March 12, 2003, (ii) the Date of Termination (as hereinafter defined) upon Employee's Disability (as hereinafter defined), death, retirement or termination of Employee's employment by Company without Cause (as hereinafter defined) or by Employee for Good Reason (as hereinafter defined) or (iii) upon the occurrence of a Change in Control (as defined in the Plan as in effect as of the date of this Agreement). For purposes of the Plan, any termination of Employee's employment by the Company without Cause shall be deemed a resignation by Employee and, in the event of a termination by the Company without Cause or Employee for Good Reason, the provisions of this Paragraph 2(b) shall be the Compensation and Executive Organization Committee's (the "Committee") determination as to Employee's rights to or interests in the Units under the Plan.

                  (c) Notwithstanding the provisions of Paragraphs 2(a) and 2(b), above, and Paragraph 3, below, Employee shall become vested in any or all Units covered by the Restricted Stock Unit Award at an earlier date than provided in Paragraphs 2(a) and 2(b), above, and Paragraph 3, below, if the Committee expressly so determines, in its sole discretion.

         3. EFFECT OF CERTAIN EVENTS. If Employee's employment with the Company is terminated by the Company for Cause or by Employee without Good Reason prior to the first date upon which all shares covered by the Restricted Stock Unit Award shall have become Vested Units pursuant to Paragraph 2 above, then the Restricted Stock Unit Award and Employee's right to receive shares hereunder (other than as to Units which are Vested Units at the Date of Termination) shall terminate, without any payment of consideration by the Company to Employee, unless expressly determined otherwise by the Committee, in its sole discretion.

         4. RESTRICTIONS ON TRANSFER. The Restricted Stock Unit Award granted hereunder to Employee may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise. No right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void.

         5.       DELIVERY OF SHARES.

                  (a) Except to the extent delivery has been deferred under an applicable deferred compensation plan of the Company, not less than thirty (30) days and not more than forty (40) days after each of the Vesting Dates, the Company shall deliver to Employee one (1) share of Common Stock for each Unit which became a Vested Unit on the immediately preceding Vesting Date.

                  (b) Within ten (10) days after the Units shall become Vested Units pursuant to Paragraph 2(b)(ii) or (iii), above, the Company shall deliver to Employee one (1) share of Common Stock for each Unit covered by the Restricted Stock Unit Award which has become a Vested Unit but only with respect to which a share of Common Stock has not yet been delivered.

         6. WITHHOLDING TAX REQUIREMENTS. Except to the extent delivery has been deferred under an applicable deferred compensation plan of the Company, prior to the date on which shares of Common Stock are to be delivered pursuant to Paragraph 5, above, the Company shall deliver to Employee a notice specifying such amounts as Employee is required to pay to satisfy applicable tax withholding requirements. In the event that the Company does not exercise its right to withhold shares of stock at the time of vesting to cover such tax withholding requirements as provided in the Plan, Employee hereby agrees that Employee shall either: (i) deliver to the Company by the due date specified in such notice a check equal to the amount set forth in such notice, or (ii) direct the Company to withhold, at the time of delivery of shares pursuant to Paragraph 5, above, an appropriate number of shares to satisfy the applicable tax withholding requirements (with such shares valued based on their Fair Market Value on the date the Company delivers the shares pursuant to Paragraph 5, above) or (iii) make other appropriate arrangements acceptable to or required by the Company to satisfy such tax withholding requirements. Failure by Employee to comply with the foregoing shall entitle the Committee, in its sole discretion, to authorize the sale of a sufficient number of shares of Common Stock owned by Employee in order to satisfy such withholding requirements. Upon the payment of any dividend equivalents payable pursuant to Paragraph 10 hereof, Employee agrees that the

Company shall be entitled to deduct therefrom such amounts as are necessary to satisfy applicable tax withholding requirements.


         7. SALE AND ISSUANCE OF COMMON STOCK. Employee agrees that Employee shall not sell Award Shares, and that the Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company reasonably determines that such sale or delivery would violate any applicable law, rule or regulation of any governmental authority or any applicable rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. In the event of any such restriction (other than one due to insider trading issues), the Company shall take all such action as may be necessary or appropriate to eliminate such restriction at the earliest practicable date. All Award Shares, when issued, shall be duly authorized and shall be (a) validly issued, fully paid and nonassessable, (b) registered for sale, and for resale, by Employee under Federal and State securities laws and shall remain registered so long as the shares may not be freely sold in the absence of such registration and (c) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Common Stock is listed or qualified.

         8. LIMITATION OF RIGHTS. Nothing contained in this Agreement or the Plan, and no action of the Company with respect hereto, shall confer or be construed to confer on Employee any right to continue in the employment or service of the Company, or affect the right of the Company to terminate the employment or service of Employee at any time for any reason.

         9. PREREQUISITES TO BENEFITS. Neither Employee nor any person claiming through Employee shall have any right or interest in the Units awarded hereunder, unless and until all of the terms, conditions and provisions of this Agreement and the Plan, as amended hereby, which affect Employee or such other person shall have been complied with as specified herein.

         10. NO RIGHTS AS A STOCKHOLDER PRIOR TO DELIVERY, PAYMENT OF DIVIDEND EQUIVALENTS; ADJUSTMENT. Employee shall not have any right, title or interest in, or be entitled to vote or receive distributions in respect of, or otherwise be considered the owner of, any of the shares of Common Stock covered by the Restricted Stock Unit Award, except to the extent that such shares are Award Shares. Notwithstanding the foregoing, upon the Units becoming Vested Units pursuant to Paragraph 2, above, Employee shall be entitled to receive a cash payment in an amount equal to each cash dividend the Company would have paid to Employee during the term of the Units as if Employee had been the owner of record of the shares of Common Stock covered by such Units on the record date for the payment of such dividend. In lieu of receiving such payment at the time of such Units becoming Vested Units, all or any portion of such payment may be deferred by Employee pursuant to an applicable deferred compensation plan with the approval of the Committee. The Restricted Stock Unit Award shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the Award) pursuant to Section 12 of the Plan in connection with the occurrence of any of the events described in Section 12 of the Plan following the Date of Grant.

         11. COMPANY  REPRESENTATIONS.  The Company represents and warrants that
(a) it is fully authorized by its Board or the Committee (and of any person or body whose action is required) to enter into this Agreement and to perform its obligations under it, (b) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company or any agreement among holders of its shares and (c) upon the execution and delivery of this Agreement by the Company and Employee, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         12. CERTAIN DEFINITIONS. For purposes of this Agreement, the following additional definitions shall be applicable:

         "Award Shares" shall mean shares of Common Stock covered by the Restricted Stock Unit Award which have been delivered pursuant to Paragraph 5, above.

         "Cause" shall have the same meaning as in the Employment Agreement.

         "Date of Termination" shall have the same meaning as in the Employment Agreement.

         "Disability"   shall  have  the  same  meaning  as  in  the  Employment
Agreement.

         "Employment Agreement" shall mean the Executive Employment Agreement dated as of March 12, 2001, between the Company and Employee.

         "Good  Reason"  shall  have  the  same  meaning  as in  the  Employment
Agreement.

         A "Unit" covered by the Restricted Stock Unit Award shall mean the right to receive, pursuant to the terms of this Agreement, a share of Common Stock, and any other amount or property payable with respect thereto, covered by the Restricted Stock Unit Award.

         "Vested Units" shall mean units corresponding to shares of Common Stock covered by the Restricted Stock Unit Award which at the time in question have become Vested Units pursuant to Paragraph 2 hereof.

         13. MISCELLANEOUS PROVISIONS. For purposes of this Agreement, the following miscellaneous provisions shall be applicable:

                  (a) RECEIPT AND REVIEW OF PLAN AND PROSPECTUS. Employee acknowledges receipt of a copy of the Plan, together with the Prospectus relating thereto and to the Common Stock. Employee further acknowledges notice of the terms, conditions, restrictions and limitations contained in the Plan, and acknowledges the restrictions set forth in this Agreement.

                  (b) CONFLICTS. This Agreement amends and modifies the Plan. The Company and Employee agree to be bound by all of the terms, conditions, restrictions and limitations of the Plan, as amended and modified by this Agreement. The Company and Employee agree that the Plan may be amended from time to time in accordance with the terms thereof, but no such amendment shall, without Employee's consent, adversely affect the rights specifically granted Employee hereunder or under the Plan. In the event there is a conflict between the Plan and the terms and conditions in this Agreement, this Agreement shall govern unless the terms and conditions of the Plan are more favorable to Employee. If such terms and conditions are more favorable to Employee, then the Company and Employee agree that this Agreement is amended to the extent necessary to enable Employee to gain the benefit of the more favorable terms and conditions of the Plan.

                  (c)      SUCCESSORS.

                           (i) This Agreement is personal to Employee and, except at otherwise provided in Paragraph 4 above, shall not be assignable by Employee otherwise than by will or the laws of descent and distribution, without the written consent of the Company. This Agreement shall inure to the benefit of and be enforceable by Employee's legal representatives.

                           (ii) This Agreement shall inure to the benefit of and be binding upon Company and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all the assets or business of the Company.

                  (d) NOTICES. All notices and other communications relating to this Agreement shall be given as provided in Section 16(b) of the Employment Agreement.

                  (e) SEVERABILITY. If any provision of this Agreement for any reason should be found by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, such declaration shall not affect the validity, legality or enforceability of any remaining provision or portion thereof, which remaining provision or portion thereof shall remain in full force and effect as if this Agreement had been adopted with the invalid, illegal or unenforceable provision or portion thereof eliminated.

                  (f) HEADINGS. The headings, captions and arrangements utilized in this Agreement shall not be construed to limit or modify the terms or meaning of this Agreement.

                  (g) EQUITABLE RELIEF. Any dispute or disagreement arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with Section 9 of the Employment Agreement. Notwithstanding the foregoing, either party shall be entitled to enforce the terms and provisions of this Agreement by an action for injunction and/or specific performance, and any such action may be brought in any federal or state court located in the county where the Company has its principal business headquarters.

                  (h) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles. Subject to Paragraph 13(g), above, any action, suit or proceeding arising out of any claim against the Company pursuant to this Agreement shall be brought exclusively in the federal or state courts located in the state in which the Company has its principal business headquarters.

                  (i) DETERMINATIONS BY COMMITTEE. All references in this Agreement to determinations to be made by the Committee shall be deemed to include determinations by any person or persons to whom the Committee may delegate such authority in accordance with the rules adopted thereby.

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

                  (j) ENTIRE AGREEMENT; AMENDMENT OR WAIVER. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may be amended, modified or changed only by a written instrument executed by Employee and the Company. No provision of this Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary.

                  (k) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be effective for all purposes.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written by an officer of the Company and by Employee.



EMPLOYEE:                               HERSHEY FOODS CORPORATION:



_________________________              _____________________________________
Richard H. Lenny                       Name:
                                       Its:



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